MANAGERS TRUST I

Managers Micro-Cap Fund

Managers Institutional Micro-Cap Fund

Supplement dated June 29, 2010 to the

Prospectus dated March 1, 2010, as supplemented April 30, 2010

The following information supplements and supersedes any information to the contrary relating to the Managers Micro-Cap Fund and Managers Institutional Micro-Cap Fund (each a “Fund” and collectively the “Funds”), each a series of Managers Trust I (the “Trust”), contained in the Funds’ prospectus dated and supplemented as noted above (the “Prospectus”).

Managers Micro-Cap Fund

At a meeting held on June 10-11, 2010, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to the Managers Micro-Cap Fund described in further detail below and in the footnotes to the table. Effective July 1, 2010, Managers Investment Group LLC (“Managers”) has contractually agreed, until at least March 1, 2012, to limit the Managers Micro-Cap Fund’s total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.43% of average daily net assets of the Fund. Immediately prior to July 1, 2010, the Fund had a contractual expense limitation of 1.56%.

Effective July 1, 2010, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 5 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Other Expenses	0.75%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.76%
Fee Waiver and Expense Reimbursements[2]	(0.32%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.44%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, until at least March 1, 2012, to waive fees and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.43% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$147	$501	$903	$2,028

MGR-Q210-LS

Managers Institutional Micro-Cap Fund

At a meeting held on June 10-11, 2010, the Trust’s Board of Trustees approved a new contractual expense limitation with respect to the Managers Institutional Micro-Cap Fund described in further detail below and in the footnotes to the table. Effective July 1, 2010, Managers has contractually agreed, until at least March 1, 2012, to limit the Managers Institutional Micro-Cap Fund’s total annual operating expenses (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.23% of average daily net assets of the Fund. Immediately prior to July 1, 2010, the Fund had a contractual expense limitation of 1.35%.

Effective July 1, 2010, the “Annual Fund Operating Expenses” table under the section titled “Fees and Expenses of the Fund” and the section titled “Expense Example” on page 8 of the Prospectus are hereby replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.00%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.67%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1]	1.68%
Fee Waiver and Expense Reimbursements[2]	(0.44%)

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[1]	1.24%

[1]

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements do not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus, which reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired fund.

[2]

Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, until at least March 1, 2012, to waive fees and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest, brokerage commissions, acquired fund fees and expenses, and extraordinary items) to 1.23% of the average daily net assets of the Fund, subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. The contractual expense limitation may only be terminated by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

Expense Example

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through March 1, 2012. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$126	$457	$842	$1,924

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE